Pursuant to Rule 497(b)
                                                      Registration No. 333-85472


==============

   Claymore            Claymore Securities Defined Portfolios, Series 122
  Securities
   Defined             S&P LargeCap 100 Index Defined Portfolio, Series 9
  Portfolios


==============



   A portfolio of the stocks in the Standard & Poor's 100 Stock Index seeking capital appreciation.




              Read and retain this Prospectus for future reference.

                                   Prospectus
                                 April 11, 2002


       As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any contrary representation is a criminal offense.

INVESTMENT SUMMARY


Use this Investment Summary to help you decide whether an investment in the portfolio is right for you. More detailed information can be found later in this Prospectus.


                              Investment Objective

    The portfolio seeks to provide investment results that correspond to the total return of the stocks in the S&P 100 Index over its life. Total return includes any increase or decrease in the value of stocks plus any dividend income.


                               Investment Strategy

    The trust seeks to replicate the S&P 100 Index by holding all, or a representative sample, of the stocks that comprise the index. The index includes stocks of 100 major, blue clip companies across diverse industry groups. Under normal market conditions, the performance correlation between the portfolio and the index will be between 97% and 99%. We may adjust the portfolio stocks periodically to match any changes in the index. The portfolio will include at least 95% of the stocks in the index. In an effort to lower trust expenses, we may initially deposit an equal number shares of each stock in the portfolio. Within 30 days we will align the portfolio with the index composition as we create additional units. We will then maintain the portfolio as described above.


--------------------------------
     Index Diversification
     ---------------------

  Consumer-NonCyclical     26%

  Financial                17%

  Technology               14%

  Communications           12%

  Industrials              12%

  Consumer-Cyclical         9%

  Energy                    6%

  Basic Materials           3%

  Utilities                 1%

--------------------------------


                                 Principal Risks

    You can lose money by investing in the portfolio. In addition, the portfolio may not perform as well as you expect. These events can happen for various reasons, including:

    o Share prices can be volatile. The value of your investment may fall over time.

    o We do not actively manage the portfolio. The portfolio will seek to replicate the S&P 100 Index even if the index performance declines.

    o Many of the stocks in the index are issued by consumer products companies. These include companies that make and distribute items such as clothing, appliances, food products and other consumer goods. Negative developments in the consumer products industry will affect the value of your investment.

    o All index portfolios have operating expenses and transaction costs. This means that an index portfolio may not track its index exactly. It may be impractical to own all index stocks in the exact index weightings. Time may also elapse between a change in the index and a change in the portfolio.


                              Public Offering Price

    Beginning on the Initial Date of Deposit, the evaluator will calculate the public offering price of units by using the closing sales prices of the underlying securities in the portfolio. The public offering price will change daily because prices of the underlying stocks will fluctuate.


                                                            Investment Summary 2

    The public offering price per unit will be calculated by:

    o Adding the combined market value of the underlying stocks to any cash held to purchase securities.

    o   Dividing the sum by the number of units outstanding.

    o   Adding an initial sales charge.

In addition, during the initial public offering, a per unit amount sufficient to reimburse the sponsor for organization costs is added to the public offering price. After the initial public offering period, the repurchase and cash redemption price of units will be reduced to reflect the estimated cost of liquidating securities to meet the redemption.


                                Market for Units

    The sponsor currently intends to repurchase units from holders who want to redeem their units. These redemptions will be at a price based on their net asset value. If we decide to discontinue the policy of repurchasing units, you can redeem units through the trustee, at a price determined using the same formula.


                                Who Should Invest

    You should consider this investment if you:

    o   want to own stocks in the S&P 100 Index in a single investment.

    o want the potential to increase the value of your money over the long term.

    You should not consider this investment if you:

    o   are uncomfortable with the risks of unmanaged investment in stocks.

    o   want current income, capital preservation or a short term investment.


                              Essential Information


Unit price at inception                    $10.00


Initial Date of Deposit            April 11, 2002
Termination date                   April 11, 2005


Distribution dates    15th day of January, April,
                      July and October



Record dates          1st day of January, April,
                      July and October

CUSIP numbers

Cash distributions (all account)       183845312

Reinvestment distributions

Standard Accounts                      183845320

Wrap Fee Accounts                      183845338


Minimum investment
Standard accounts               $1,000/100 units


Retirement accounts and
custodial accounts for minors      $250/25 units


Evaluation Time4:00 p.m. Eastern Time on days of trading on the New York Stock Exchange


                                                            Investment Summary 3

                                Fees and Expenses

    The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                   As a % of
                                    $1,000
Investor Fees                      Invested
--------------------------       ------------

Initial sales fee paid on
purchase                               1.00%
Deferred sales fee in first
year(1)                                3.50

Creation and development fee
     cap over the portfolio's
     life(2)                           0.45

Maximum sales fee (including
     creation and development
     fee cap over the
     portfolio's life)                 4.95%
                                     -------

Organization costs (amount per
     100 units paid by the
     portfolio at end of
     initial offering period)         $5.00
                                     ------

Estimated
Annual                  As a % of
Operating                $1,000       Amount per
Expenses                Invested      100 Units
-------------         ------------   ------------
Trustee's fees and
  expenses                .095%        $0.95
Sponsor's supervisory
  and evaluation fee      .065%        $0.65
Other operating
  expenses
  (including
  licensing fees)         .105%        $1.05
                         ------       ------

Total                     .265%        $2.65
                         ======       ======

(1) The deferred sales fee is fixed at $0.35 per unit and is deducted in monthly installments of $0.07 per unit on the last business day of each month from October, 2002 through February, 2002.

(2) The creation and development fee compensates the sponsor for creating and developing your portfolio. The actual first year creation and development fee is $4.50 per 100 units and is paid to the sponsor at the close of the offering period, which is expected to be 90 days from the inception date. If the unit price exceeds $10.00 per unit, the creation and development fee will be less than 0.45%; if the unit price is less than $10.00 per unit, the creation and development fee will exceed 0.45%.


                                     Example


    This example helps you compare the costs of the portfolio with other unit trusts and mutual funds. In the example we assume that you reinvest your investment in a new portfolio at termination, the expenses do not change and the portfolio's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

     1 year                       $572
     3 years                      $817
     5 years                      $1,417
     10 years                     $2,397


    These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any transaction fees that broker-dealers may charge for processing redemption requests.


                                                            Investment Summary 4

Claymore Securities Defined Portfolios, Series 122, S&P LargeCap 100 Index Defined Portfolio, Series 9

The Trust Portfolio as of the Initial Date of Deposit,  April 11,  2002

                                                                                      Target
   Portfolio      Ticker                                    Initial     Cost to    (Percentage
    Number        Symbol         Company Name(1)            Shares    Portfolio(2)   of Index
  ---------------------------------------------------------------------------------------------
      1             GE       General Electric                 257      $ 9,560         6.30%
      2             XOM      Exxon Mobil Corp.                180        7,772         5.14
      3             MSFT     Microsoft Corp.                  137        7,713         5.10
      4             WMT      Wal-Mart Stores                  112        6,784         4.52
      5             C        Citigroup Inc.                   131        6,371         4.28
      6             PFE      Pfizer, Inc.                     158        6,216         4.12
      7             INTC     Intel Corp.                      179        5,238         3.38
      8             JNJ      Johnson & Johnson                 80        5,075         3.34
      9             AIG      American International Group      66        4,943         3.32
      10            IBM      International Business            44        3,916         2.59
                             Machines
      11            KO       Coca Cola Co.                     62        3,362         2.23
      12            MRK      Merck & Co.                       61        3,242         2.17
      13            SBC      SBC Communications Inc.           91        3,244         2.13
      14            VZ       Verizon Communications            73        3,205         2.10
      15            PG       Procter & Gamble                  33        3,047         2.01
      16            CSCO     Cisco Systems                    193        3,001         1.97
      17            HD       Home Depot                        60        2,984         1.97
      18            MO       Philip Morris                     55        2,946         1.94
      19            BAC      Bank of America Corp.             40        2,798         1.86
      20            AOL      AOL Time Warner Inc.             120        2,484         1.65
      21            PEP      PepsiCo Inc.                      44        2,301         1.53
      22            VIA/B    Viacom Inc.                       45        2,246         1.50
      23            WFC      Wells Fargo                       43        2,133         1.42
      24            JPM      J.P. Morgan Chase & Co.           50        1,752         1.18
      25            ORCL     Oracle Corp.                     151        1,744         1.13
      26            BMY      Bristol-Myers Squibb              52        1,631         1.09
      27            TYC      Tyco International                52        1,627         1.08
      28            MWD      Morgan Stanley, Dean Witter       28        1,526         1.04
      29            AMGN     Amgen                             26        1,525         1.03
      30            TXN      Texas Instruments                 45        1,447         0.96
      31            PHA      Pharmacia Corp.                   32        1,458         0.95
      32            AXP      American Express                  33        1,366         0.92
      33            MDT      Medtronic Inc.                    30        1,391         0.91
      34            T        AT&T Corp.                        95        1,370         0.90
      35            ONE      Bank One Corp.                    30        1,264         0.83
      36            MMM      Minnesota Mining &                10        1,251         0.81
                             Manufacturing
      37            BUD      Anheuser-Busch                    23        1,214         0.80
      38            DD       Du Pont (E.I.)                    25        1,191         0.80
      39            DIS      Walt Disney Co.                   51        1,227         0.80
      40            MER      Merrill Lynch                     22        1,120         0.76
      41            USB      U.S. Bancorp                      48        1,101         0.74
      42            BA       Boeing Company                    21        1,041         0.69
      43            MCD      McDonald's Corp.                  34          950         0.63
      44            G        Gillette Co.                      26          938         0.62
      45            BAX      Baxter International Inc.         15          892         0.60
      46            UTX      United Technologies               12          900         0.60
      47            GM       General Motors                    14          875         0.57
      48            AA       Alcoa Inc.                        22          844         0.55
      49            CL       Colgate-Palmolive                 14          818         0.55
      50            HWP      Hewlett-Packard                   47          833         0.55
      51            SLB      Schlumberger Ltd.                 15          821         0.55
      52            HON      Honeywell International Inc.      20          799         0.53
      53            CCU      Clear Channel Communications      15          765         0.52
      54            DOW      Dow Chemical                      22          737         0.49
      55            F        Ford Motor                        46          718         0.47
      56            EMC      EMC Corp.                         60          611         0.41
      57            EP       El Paso Corp.                     13          581         0.40
      58            HCA      HCA Inc.                          13          592         0.40
      59            IP       International Paper               12          500         0.34
      60            GD       General Dynamics                   5          480         0.33
      61            SO       Southern Co.                      18          482         0.32
      62            EXC      Exelon Corp.                       8          421         0.29
      63            HIG      Hartford Financial Service         6          416         0.29
                             Group
      64            SLE      Sara Lee Corp.                    20          436         0.29


                                                            Investment Summary 5

                                                                                      Target
   Portfolio      Ticker                                    Initial     Cost to    (Percentage
    Number        Symbol         Company Name(1)            Shares    Portfolio(2)   of Index
  ---------------------------------------------------------------------------------------------
      65            S        Sears, Roebuck & Co.               8      $    433        0.28%
      66            FDX      Federal Express                    7          383         0.27
      67            AEP      American Electric Power            8          384         0.26
      68            CI       CIGNA Corp.                        4          433         0.26
      69            LEH      Lehman Bros.                       6          379         0.26
      70            LU       Lucent Technologies               98          395         0.26
      71            RTN      Raytheon Co.                      10          397         0.26
      72            HNZ      Heinz (H.J.)                       9          381         0.25
      73            AVP      Avon Products                      6          342         0.23
      74            WY       Weyerhaeuser Corp.                 6          374         0.23
      75            BHI      Baker Hughes                       9          320         0.21
      76            NT       Nortel Networks Corporation       82          287         0.20
                             Holding Co.
      77            WMB      Williams Cos.                     14          308         0.20
      78            BNI      Burlington Northern Santa Fe      10          293         0.19
      79            CPB      Campbell Soup                     10          279         0.19
      80            MAY      May Department Stores              8          288         0.18
      81            ETR      Entergy Corp.                      6          268         0.17
      82            EK       Eastman Kodak                      7          240         0.16
      83            LTD      Limited Inc.                      13          255         0.16
      84            MEDI     MedImmune Inc.                     6          227         0.15
      85            NSC      Norfolk Southern Corp.             9          215         0.15
      86            CSC      Computer Sciences Corp.            5          224         0.14
      87            HAL      Halliburton Co.                   11          194         0.13
      88            XRX      Xerox Corp.                       19          189         0.13
      89            NSM      National Semiconductor             5          161         0.10
      90            RSH      RadioShack Corp.                   5          151         0.09
      91            AES      AES Corp.                         14          123         0.08
      92            HET      Harrah's Entertainment             3          135         0.08
      93            NXTL     Nextel Communications             22          105         0.07
      94            UIS      Unisys Corp.                       9          108         0.07
      95            BDK      Black & Decker Corp.               2           96         0.06
      96            DAL      Delta Air Lines                    3           89         0.06
      97            ROK      Rockwell Automation, Inc.          5           99         0.06
      98            TOY      Toys R Us, Inc.                    5           81         0.06
      99            BCC      Boise Cascade                      2           71         0.04
      100           ATI      Allegheny Technologies Inc.        2           34         0.02
                                                                       -------       ------
                                                                      $150,977       100.00%
                                                                       =======       ======

  ------------------
  (1) All securities are represented entirely by contacts to purchase securities, which were entered into by the sponsor on April 10, 2002. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.
  (2) Valuation of securities by the evaluator was made using the market value per share as of the Evaluation Time on April 10, 2002. Subsequent to inception, securities are valued, for securities quoted on a national securities exchange or Nasdaq National Market System, at the closing sales price, or if no price exists, at the mean between bid and offer prices on the over-the-counter market.
  (3)   There was a $112 loss to the sponsor on the Initial Date of Deposit.



                                                            Investment Summary 6

                         Report of Independent Auditors


Unitholders
Claymore Securities Defined Portfolios, Series 122


We have audited the accompanying statement of financial condition, including the trust portfolio set forth on pages 5 and 6 of this prospectus, of Claymore Securities Defined Portfolios, Series 122, as of April 11, 2002, the initial date of deposit. This financial statement is the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation with The Bank of New York, Trustee, of cash deposited for the purchases of securities, as shown in the financial statement as of April 11, 2002. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios, Series 122 as of April 11, 2002, in conformity with accounting principles generally accepted in the United States.

                                                          ERNST & YOUNG LLP



Kansas City, Missouri
April 11, 2002



                                                            Investment Summary 7

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 122
STATEMENT OF FINANCIAL CONDITION
As of the Initial Date of Deposit, April 11, 2002
--------------------------------------------------------------------------------


Investment in stocks
Sponsor's contracts to purchase underlying stocks backed by
cash
  deposited(1)(2)...............................................    $ 150,977
                                                                     ========

Liabilities and interest of investors Liabilities:
        Organization costs(3)...................................      $   763
        Deferred sales fee(4)...................................        5,338
                                                                     --------
                                                                        6,101
                                                                     --------

Interest of investors:
        Cost to investors(5)....................................    $ 152,510
        Less:  gross underwriting commission and organization
        costs(3)(4)(5)..........................................    $   7,634
                                                                     --------
        Net interest of investors...............................    $ 144,876
                                                                     --------

               Total............................................    $ 150,977
                                                                     ========

Number of Units.................................................       15,251
                                                                     ========

Net Asset Value per Unit........................................    $   9.500
                                                                     ========

----------------------
(1) Aggregate cost of the securities is based on the closing sale price evaluation as determined by the trustee.
(2) Cash has been deposited with the trustee covering the funds (aggregate $151,089) necessary for the purchase of the securities in the portfolio represented by purchase contracts.
(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trust. These costs have been estimated at $5.00 per 100 units for the portfolio. A distribution will be made as of the close of the initial offering period or six months after the initial date of deposit (if earlier) to an account maintained by the trustee from which the obligation of the investors will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be deducted from the assets of the trust.
(4) The total transactional sales fee consists of an initial sales fee and a deferred sales fee. The initial sales fee is equal to the difference between the total transactional sales fee and the deferred sales fee. The total transactional sales fee is 4.50% (equivalent to 4.712% of the net amount invested). The deferred sales fee is equal to $0.35 per unit.
(5) The aggregate cost to investors includes the applicable transactional sales fee assuming no reduction of transactional sales fees for quantity purchasers.


                                                            Investment Summary 8

UNDERSTANDING YOUR INVESTMENT


                                   The Trusts


    Organization. Claymore Securities Defined Portfolios, Series 122 is comprised of the following unit investment trust: S&P LargeCap 100 Index Defined Portfolio, Series 9 (the "Trust" or "Portfolio"). The Portfolio was created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"). The Trust Agreement is dated as of the Initial Date of Deposit and is among Claymore Securities, Inc. as sponsor (the "Sponsor") and as evaluator (the "Evaluator") and The Bank of New York, as trustee (the "Trustee"). On the Initial Date of Deposit, the Sponsor deposited contracts and funds (represented by cash or a certified check(s) and/or an irrevocable letter(s) of credit, issued by a major commercial bank) for the purchase of certain common stocks (the "Securities"). After the deposit of the Securities and the creation of the Portfolio, the Trustee delivered to the Sponsor the units (the "Units") comprising the ownership of the Portfolio. These Units are now being offered pursuant to this Prospectus.


    Objectives. The objective of the Portfolio is to seek to maximize total return through capital appreciation for holders of Units (the "Unitholders") by employing a "buy and hold" approach. There is no guarantee that this objective will be achieved.


    Achievement of the investment objective is dependent upon several factors including any appreciation or depreciation in value of the Securities, the full range of economic and market influences affecting corporate profitability, the financial condition of issuers and the prices of equity securities in general and the Securities in particular. In addition, because of other factors (i.e., Portfolio sales fees and expenses, unequal weightings of stock, brokerage costs and any delays in purchasing securities with cash deposited), investors in the Portfolio may not realize as high a total return as the theoretical performance of the underlying stocks in the Portfolio. Since the Sponsor may deposit additional Securities in connection with the sale of additional Units, the dividend yields on these Securities may change subsequent to the Initial Date of Deposit.


    Portfolio. The Portfolio consists of the Securities described in "The Trust Portfolio."


    The Sponsor will seek to create an initial portfolio that substantially replicates the S&P 100 Index (the "Index"), however, this initial deposit into the Portfolio may consist of an equal number of shares of each of the stocks which comprise the Index. In either case, during the first 30 days of a Portfolio's life, the Sponsor intends to create and maintain the Portfolio that duplicates, to the extent practicable, the weightings of stocks that comprise the Index. The Sponsor anticipates that within the initial 30-day adjustment period, the trust portfolio will comprise the stocks in the Index in substantially the same weightings as in such Index. Of course, there is no guarantee that this will occur during the first 30 days of a Portfolio's life. In connection with any deposit of Securities, purchase and sale transactions will be effected in accordance with computer program output showing which Securities are under- or over-represented in the trust portfolio. Precise duplication of the relationship among the Securities in the Index may not be achieved because it may be economically impracticable or impossible to acquire very small


--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Agreement which is incorporated herein by reference.


                                                            Investment Summary 9
numbers of shares of certain stocks and because of other procedural policies of the Portfolio, but correlation between the performance of the Index and the related trust portfolio is expected to be between 97% and 99% over the term of the Portfolio.

    By investing a substantially all of the stocks, in substantially the same proportions, which comprise the Index, a trust seeks to produce investment results that generally correspond to the price and yield performance of the securities represented by one Index over the term of the Portfolio. Due to various factors discussed below, there can be no assurance that this objective will be met. An investment in Units should be made with an understanding that the Portfolio includes payments of sales fees and expenses which may not be considered in public statements of the total return of the Index.

    Total returns and/or average annualized returns for various periods of the Portfolio or previous S&P LargeCap 100 Index Series may be included from time to time in advertisements and sales literature. Trust performance may be compared to performance of the New York Stock Exchange Composite Index, the American Stock Exchange Index, the Dow Jones Industrial Average or the S&P 500 Composite Stock Index. As with other performance data, performance comparisons should not be considered representative of the Portfolio's relative performance for any future period.


                                The S&P 100 Index

    The S&P 100 Index is a capitalization-weighted index based on 100 highly capitalized stocks for which options are listed on the Chicago Board Options Exchange. As of April 10, 2002, the companies in the S&P 100 Index were listed on the following stock exchanges in the amounts indicated: New York Stock Exchange (87%) and Nasdaq National Market (13%). At present, the mean market capitalization of the companies in the S&P 100 Index is approximately $58 billion with a total market value of $5.8 trillion. The weightings of stocks in the S&P 100 Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. In addition to market value, the general guidelines for holding stocks to S&P indices include the following:

    o Industry Group Classification: Companies selected for the S&P indices represent a broad range of industry segments within the U.S. economy.

    o Capitalization: Ownership of a company's outstanding common shares is carefully analyzed in order to screen out closely-held companies.

    o Trading Activity: The trading volume of a company's stock is analyzed on a daily, monthly, and annual basis to ensure ample liquidity and efficient share pricing.

    o Fundamental Analysis: Both the financial and operating condition of a company are rigorously analyzed. The goal is to add companies to the indices that are relatively stable and will keep turnover low.

    o Emerging Industries: Companies in emerging industries and/or new industry groups (industry groups currently not represented in the indices) are candidates as long as they meet the guidelines listed above. Stocks are generally selected for the Portfolio in the order of their weightings in the S&P 100 Index, beginning with the heaviest-weighted stocks.


                                                           Investment Summary 10

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc., has established procedures for, and controls over, substitution of stocks in the Index. It may make changes in the stocks and the eligibility criteria periodically. The general guidelines for removing stock from S&P indices include the following:

    o Merger, Acquisition, Leveraged Buyout: A company is removed from the indices as close as possible to the actual transaction date.

    o Bankruptcy: A company is removed from the indices immediately after Chapter 11 filing or as soon as an alternative recapitalization plan that changes the company's debt/equity mix is approved by shareholders.

    o Restructuring: Each company's restructuring plan is analyzed in depth. The restructured company as well as any spin-offs are reviewed for Index inclusion or exclusion.

    o Lack of Representation: A company can be removed from the indices because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group.


    This table shows historical data for the Index (not this Portfolio or any previous series). This information is not meant to indicate your future return. Your investment return will differ from the past returns of the Index. Returns have fluctuated significantly in the past and have not always been positive.

                                   Change in
                    Year-End         Index
    Year-end      Index Value*      For Year
    --------      ------------      --------

      1987          119.13             -

      1988          131.93           10.74%

      1989          164.68           24.82%

      1990          155.22           -5.74%

      1991          192.78           24.20%

      1992          198.32            2.87%

      1993          214.73            8.27%

      1994          214.32           -0.19%

      1995          292.96           36.69%

      1996          359.99           22.80%

      1997          459.94           27.76%

      1998          604.03           31.33%

      1999          792.83           31.26%

      2000          686.45          -13.42%

      2001          584.28          -14.88%

  Thru 3/29/02      577.81           -1.10%


-----------------

* The table above does not reflect the sales fee or expenses you pay on your units. It also does not reflect the effect of taxes. As with any index portfolio, your return may differ from that of the actual index. For example, this could happen because the trust may not be fully invested at all times, the trust will bear brokerage commissions in buying and selling stocks, and the weightings of stocks in the trust may not replicate their weightings in the index at all times. Source: Standard & Poor's. The index was developed with a base value of 50 as of January 2, 1976. As of November 24, 1997, the index split 2-for-1.


    When reviewing any historical performance information, you should keep in mind that past performance cannot guarantee future results. Many stocks, especially those issued by technology companies, have exhibited above-average price appreciation and extreme volatility in recent years during a period of a generally rising stock market. No one can assure you that this will continue or that the performance of stocks will replicate the performance exhibited in the past.


                                                           Investment Summary 11

    "Standard & Poor's(R)", "S&P(R)", "S&P 100(R)" and "Standard & Poor's 100 Index(R)" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Claymore Securities, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


    The information in the Prospectus has been taken from publicly available sources provided by Standard & Poor's. The Sponsor believes this information to be accurate as of the date of this Prospectus but has not independently reviewed the accuracy of this information. The manner in which the Index level is calculated, index eligibility criteria, the annual ranking review and the process for rebalancing the Index may change in the future. These factors are solely within the control of Standard & Poor's and may change without consideration of or notice to the Portfolio or the Sponsor.


                      S&P 100(R) Index Licensing Agreement


    The Portfolio has entered into a license agreement with Standard & Poor's (the "License Agreement"), under which the Portfolio is granted licenses to use the trademark and tradename "S&P 100" and other trademarks and tradenames, to the extent the Sponsor deems appropriate and desirable under federal and state securities laws to indicate the source of the index as a basis for determining the composition of the Trust's portfolio. The License Agreement permits the Portfolio to substitute another index for the S&P 100 Index in the event that Standard & Poor's ceases to compile and publish that index. In addition, if the index ceases to be compiled or made available or the anticipated correlation between the trust and the index is not maintained, the Sponsor may direct that the Portfolio continue to be operated using the S&P 100 Index as it existed on the last date on which it was available or may direct that the Trust Agreement be terminated.


    Neither the Portfolio nor the Unitholders are entitled to any rights whatsoever under the foregoing licensing arrangements or to use any of the covered trademarks or to use the S&P 100 Index, except as specifically described in this Prospectus or as may be specified in the Trust Agreement.


    S&P's only relationship to the Sponsor is the licensing of certain trademarks and trade names of S&P and of the S&P 100 Index which is determined, composed and calculated by S&P without regard to the Sponsor or the Portfolio. S&P has no obligation to take the needs of the Sponsor or the Unitholders into consideration in determining, composing or calculating the S&P 100 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the trust is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.


    S&P does not guarantee the accuracy and/or the completeness of the S&P 100 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Sponsor, the Portfolio, any person or any entity from the use of the S&P 100 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 100 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damage (including lost


                                                           Investment Summary 12
profits), even if notified of the possibility of such damages.


    Units. Each Unit represents the fractional undivided interest in the principal and net income of the Trust. If any Units of the Portfolio are redeemed after the date of this Prospectus, the fractional undivided interest in the Portfolio represented by each unredeemed Unit will increase. Units will remain outstanding until redeemed or until the termination of the Trust Agreement for the Portfolio.


    Additional Units. Subsequent to the Initial Date of Deposit, additional Units of the Portfolio may be issued by depositing cash (or a bank letter of credit in lieu of cash) in the Portfolio with instructions to purchase Securities, contracts to purchase Securities or additional Securities. Subsequent to the Initial Date of Deposit, additional deposits of cash or Securities in connection with the issuance and sale of additional Units will purchase shares of each Security as a percent of all shares of the Securities necessary to cause the portfolio to replicate, to the extent practicable, the Index as it exists immediately prior to such deposit. These additional Units, which will result in an increase in the number of Units outstanding, will each represent, to the extent practicable, an undivided interest in the same Securities of identical issuers as are represented by Units issued on the Initial Date of Deposit.


                                  Risk Factors


    All investments involve risk. This section describes the main risks that can impact the value of securities in the Portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your Units will also fall. We cannot guarantee that the Portfolio will achieve its objective or that your investment return will be positive over any period.


    Stocks. An investment in Units of the Portfolio should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers of the Securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the Securities and thus, in the value of the Units). Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.


    Holders of common stock incur more risk than the holders of preferred stocks and debt obligations because holders of common stock, as owners of the entity, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations of, preferred stock issued by the issuer. Holders of common stock of the type held by the Portfolio have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stock have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also


                                                           Investment Summary 13
entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital debt securities. Indeed, the issuance of debt securities or even preferred stock will create prior claims for payment of principal, interest, liquidation preferences and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the stocks remain outstanding. Thus, the value of the Securities in the Portfolio may be expected to fluctuate over the entire life of the Portfolio to values higher or lower than those prevailing at the time of purchase.


    The Sponsor's buying and selling of the Securities, especially during the initial offering of Units of the Portfolio, or to satisfy redemptions of Units may impact upon the value of the underlying Securities and the Units. The publication of the list of the Securities selected for the Portfolio may also cause increased buying activity in certain of the stocks comprising the Portfolio. After such announcement, investment advisory and brokerage clients of the Sponsor and its affiliates, may purchase individual Securities appearing on the list during the course of the initial offering period or may purchase warrants issued by the Sponsor or its affiliates which are based on the performance of the Securities on the list. The Sponsor or its affiliates may also purchase Securities as a hedge against its risk on the warrants (although generally the Sponsor and its affiliates will not purchase securities for their own account until after the trust portfolio has been acquired). Such buying activity in the stock of these companies or issuance of the warrants prior to the purchase of the Securities by the Portfolio may cause it to purchase stocks at a higher price than those buyers who effect purchases prior to purchases by the Portfolio.


    Fixed Portfolio. Investors should be aware that the Portfolio is not "managed" and as a result, the adverse financial condition of a company will not result in the elimination of its Securities from the portfolio of a Trust except under extraordinary circumstances. Investors should note in particular that the Securities were selected on the basis of the criteria set forth under Investment Strategy in the Prospectus and that the Portfolio may continue to purchase or hold Securities selected through this process. A number of the Securities in the Portfolio may also be owned by other clients of the Sponsor. However, because these clients may have differing investment objectives, the Sponsor may sell certain securities from those accounts in instances where a sale by the Portfolio would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security on the open market when, in its opinion, it is in the best interest of the Unitholders of the Portfolio to do so.


    Although the Portfolio is regularly reviewed and evaluated and the Sponsor may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold by the Portfolio to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the Securities may not be the highest price attained by an individual Security during the life of the Portfolio. The prices of single shares of each of the Securities in the


                                                           Investment Summary 14

Portfolio vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.


    Consumer Products Companies. The Portfolio invests in a significant number of issuers within the consumer goods industry. Any negative impact on this industry will have a greater impact on the value of Units than on a portfolio that is not concentrated in this industry. These companies generally include companies in the consumer cyclicals and consumer non-cyclicals sectors. Investors should understand the risks of these companies. These companies face risks due to cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation, extensive competition, foreign tariffs, foreign exchange rates, transportation costs, the cost of raw materials, unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. Because the economic health of consumers greatly impacts these companies, recession or tightening of consumer credit or spending could adversely affect these issuers. Pharmaceutical companies face additional risks such as extensive governmental regulation, lengthy governmental drug review processes and substantial research and development costs. The failure to obtain government approval or successful test results for a drug could have a substantial negative impact on a company. All of these factors can have a negative impact on the value of the Units.


    Index Replication. An investment in the Portfolio should also be made with an understanding that the Portfolio will not be able to replicate exactly the performance of its target index because the total return generated by the Securities will be reduced by transaction costs incurred in adjusting the actual balance of the Securities and other Trust expenses, whereas such transaction costs and expenses are not included in the calculation of an index. It is also possible that for short periods of time, the Portfolio may not fully replicate the performance of its target index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Trustee is required to correct such imbalances by means of adjusting the composition of the Securities. It is also possible that the composition of the Portfolio may not exactly replicate the composition of its target index if the Portfolio has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the federal tax laws.


    Liquidity. Whether or not the securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Portfolio is restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Portfolio will be adversely affected if trading markets for the Securities are limited or absent.


    Additional Deposits. The Trust Agreement authorizes the Sponsor to increase the size of the Portfolio and the number of Units thereof by the deposit of additional Securities, or cash (including a letter of credit) with instructions to purchase additional Securities, in such Portfolio and the issuance of a corresponding number of additional


                                                           Investment Summary 15

Units. If the Sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the Securities between the time of the cash deposit and the purchase of the Securities and because the Portfolio will pay the associated brokerage fees. To minimize this effect, the Portfolio will attempt to purchase the Securities as close to the Evaluation Time or as close to the evaluation prices as possible.


    Some of the Securities may have limited trading volume. The Trustee, with directions from the Sponsor, will endeavor to purchase Securities with deposited cash as soon as practicable, reserving the right to purchase those Securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the Portfolio's failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90-day period following the inception date) and cannot be invested in one or more stocks, at what the Sponsor considers reasonable prices, the Sponsor intends to use that cash to purchase each of the other Securities in the percentage ratio among those Securities necessary to replicate the Index. Similarly, at termination of the Portfolio, the Sponsor reserves the right to sell Securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the Securities. The proceeds received by Unitholders following termination of the Portfolio will reflect the actual sales proceeds received on the Securities, which will likely differ from the closing sale price on the termination date.


    Litigation and Legislation. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted with respect to the Securities in the Portfolio or the issuers of the Securities. There can be no assurance that future litigation or legislation will not have a material adverse effect on the Portfolio or will not impair the ability of issuers to achieve their business goals.


    Microsoft Corporation is currently engaged in litigation with Sun Microsystems, Inc., the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include copyright infringement, unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. The District Court handling the antitrust case recently held that Microsoft exercised monopoly power in violation of Sections 1 and 2 of the Sherman Antitrust Act and various state antitrust laws. The court entered into a final judgment on June 7, 2000, in which it called for Microsoft to be broken up into two separate companies, one composed of the company's operating systems and the other containing its applications software business. The judgment was stayed pending an appeal. On June 28, 2001, the U.S. Court of Appeals for the District of Columbia Circuit affirmed in part, reversed in part, and vacated the judgment in its entirety and remanded the case to the District Court for a new trial on the Section 1 claim and for entry of a new judgment consistent with its ruling. In its ruling, the Court of Appeals substantially narrowed the basis of liability. On September 6, 2001, the plaintiffs announced that they would not seek to break Microsoft up. It is impossible to predict what impact the penalties will have on Microsoft or the value of its stock. No one can predict the outcome of the litigation pending against this company or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. No one can predict the impact that these and other possible developments will have on the price of this stock or any trust.


                                                           Investment Summary 16

                                 Public Offering


    Offering Price. Units of the Portfolio are offered at the Public Offering Price (which is based on the aggregate underlying value of the Securities in the Portfolio and includes the initial sales fee plus a pro rata share of any accumulated amounts in the accounts of the Portfolio). The initial sales fee is equal to the difference between the maximum transactional sales fee and the maximum deferred sales fee (approximately 1.00% of the Unit price). The maximum transactional sales fee is 4.50% of the public offering price (equivalent to 4.712% of the net amount invested). This amount does not include the creation and development fee paid to the Sponsor which is described under "Rights of Unitholders - Expenses and Charges." The deferred sales fee will be collected as described in this Prospectus. The total amount of deferred sales fee payments will be $0.35 per Unit. Units purchased subsequent to the initial deferred sales fee payment will be subject to the initial sales fee and the remaining deferred sales fee payments. Units sold or redeemed prior to such time as the entire applicable deferred sales fee has been collected will be assessed the remaining deferred sales fee at the time of such sale or redemption. During the initial offering period, a portion of the public offering price includes an amount of Securities to pay for all or a portion of the costs incurred in establishing the Portfolio. These costs include the cost of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the trust portfolio, legal fees and the initial fees and expenses of the trustee. These costs will be deducted from the Portfolio as of the end of the initial offering period or after six months, if earlier.


    As indicated above, the initial public offering price of the Units was established by dividing the aggregate underlying value of the Securities by the number of Units outstanding. Such price determination as of the opening of business on the date a trust was created was made on the basis of an evaluation of the Securities in the Portfolio prepared by the Trustee. After the opening of business on this date, the Evaluator will appraise or cause to be appraised daily the value of the underlying Securities as of the close of the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the Units commensurate with such valuation. Such Public Offering Price will be effective for all orders received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the Trustee, Sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.


    The value of the Securities is determined on each business day by the Evaluator based on the closing sale prices on a national securities exchange or the Nasdaq National Market or by taking into account the same factors referred to under "Rights of Unitholders - Redemption - Computation of Redemption Price per Unit."


    Reductions in Sales Fee. The Portfolio offers a variety of ways for purchasers to reduce the transactional sales fee that they pay. It is the responsibility of the Unitholder's financial professional to alert the Sponsor of any discount when their customers order Units. Since the deferred sales fee is a fixed dollar amount per Unit, the Portfolio must charge the deferred sales fee per Unit regardless of any discounts. However, if a Unitholder is eligible to receive a discount such that his or her total transactional sales fee is less than the fixed dollar amount of the deferred sales fee, the Portfolio will credit the difference between the total


                                                           Investment Summary 17
transactional sales fee and the deferred sales fee at the time Units are purchased.


    Large Purchases. The transactional sales fee can be reduced by increasing the size of the investment:

If you purchase:           Your fee will be:
----------------           -----------------
Less than $50,000                4.50%
$ 50,000 - $ 99,999              4.25%
$100,000 - $249,999              4.00%
$250,000 - $499,999              3.50%
$500,000 - $999,999              2.50%
$1,000,000 or more               1.50%


    For transactions of at least $1,000,000 or more, the Sponsor may negotiate the applicable sales charge and such charge will be disclosed to any such purchaser.


    These fees are applied as a percent of the Unit price at the time of purchase and these amounts do not include the creation and development fee. The different purchase levels on a Unit basis are applied using a $10 Unit equivalent. For example, on purchases of between 10,000 and 24,999 Units, the fee is 4.00% of the Unit price.


    Unit purchases of the Portfolio by the same person may be aggregated on any single day from any one broker-dealer to qualify for a purchase level. Unitholders can include these purchases as his or her own for purposes of this aggregation:

    o   purchases by a spouse or minor children, and

    o   purchases by a trust estate or fiduciary accounts.


    Purchasers may also use a letter of intent to combine purchases over time to qualify for a purchase level. Under this option, a letter of intent to purchase a specified amount of units of any Claymore unit trust over a specified time period must be given. The letter must specify a time period of no more than 13 months. Once a letter of intent is signed, the fee will be reduced based on the total purchase commitment as shown in the table above. If purchases exceed the level specified in the letter, the Unitholder will still receive the additional fee reduction for purchases shown in the table above (the Portfolio will not cap your discount). If the total purchases are less than the level specified in the letter, the Unitholder must pay the fee difference to the Trust. The Sponsor reserves the right to redeem Units if the Unitholder does not pay the difference. The discounts described above apply only during the initial offering period.


    Advisory and Wrap Fee Accounts. The Portfolio will reduce the transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed. The Portfolio will reduce the fee paid by the purchaser by the amount of the fee that the Portfolio would normally pay to financial professionals. Purchasers pay only the portion of the transactional sales fee that the Sponsor retains. This table provides an example of the transactional sales fee Unitholders will pay per Unit if Units are purchased in this type of account.

Fee paid on purchase                    $0.000
Deferred Sponsor retention               0.090
                                        ------
Total                                   $0.090
                                        ======
    Units will also be subject to all Portfolio expenses, including the creation and development fee. This discount applies during the initial offering


                                                           Investment Summary 18
period and in the secondary market. The Unitholder's financial professionals may purchase Units with the Wrap Fee Account CUSIP number to facilitate purchases under this discount, however, the Portfolio does not require that Units be bought with this CUSIP number to qualify for the discount. If Units are purchased with this special CUSIP number, Unitholders should be aware that all distributions will automatically reinvest into additional Units of the Portfolio.


    Exchange or Rollover Option. The initial sales fee on Units of the Portfolio offered in this Prospectus will be waived if Units are bought with redemption or termination proceeds from any other Claymore unit trust. Investors may also purchase Units of the Portfolio offered in this Prospectus at this reduced fee if you purchase the Units with termination proceeds from an unaffiliated unit trust that has the same investment strategy as the Portfolio. In order to qualify for this discount, the unit redemption or trust termination must occur on the same day that Units of the Portfolio offered in this Prospectus are purchased. These discounts apply only during the initial offering period.


    Unaffiliated UITs. Investors in any unaffiliated unit trust that have purchased their investment within a five-year period prior to the date of this Prospectus can purchase Units of the Portfolio in an amount not greater in value than the amount of said investment made during this five-year period at a reduced sales charge of 3.50% of the Public Offering Price.


    Employees. The Portfolio does not charge the transactional sales fee that would normally be paid to the investor's financial professional for purchases made by officers, directors and employees and their family members (spouses, children and parents) of Claymore and its affiliates and of the special counsel to the sponsor, or by registered representatives of selling firms and their family members (spouses, children and parents). Purchasers pay only the portion of the fee that the Sponsor retains. You may purchase units with the Wrap Fee Account CUSIP number to facilitate purchases under this discount, however, the Portfolio does not require that Units be bought with this CUSIP number to qualify for the discount. If Units are purchased with this special CUSIP number, investors should be aware that all distributions will automatically reinvest into additional Units of the Portfolio. This discount applies during the initial offering period and in the secondary market.


    Dividend Reinvestment Plan. The Portfolio does not charge any transactional sales fee when distributions are reinvested from the Portfolio into additional Units of that Portfolio. Since the deferred sales fee is a fixed dollar amount per Unit, the Portfolio must charge the deferred sales fee per Unit regardless of this discount. If you elect the distribution reinvestment plan, the Portfolio will credit the Unitholder with additional Units with a dollar value sufficient to cover the amount of any remaining deferred sales fee that will be collected on such Units at the time of reinvestment. The dollar value of these Units will fluctuate over time. This discount applies during the initial offering period and in the secondary market.


    Market for Units. Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units of the Portfolio and continuously to offer to purchase Units of the Portfolio during the initial offering period at prices based on the value of the Securities in the Portfolio; and thereafter at prices based on the current market value of the related Securities. After the initial offering period, the Sponsor's Repurchase Price shall be not less than the Redemption Price. (See "Rights of Unitholders--Redemption-- Computation of Redemption Price per Unit." There is no sales charge incurred when a Unitholder sells Units back to the Sponsor. Any


                                                           Investment Summary 19

Units repurchased by the Sponsor may be reoffered to the public by the Sponsor at the Public Offering Price at such time.


    If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsor does not in any way guarantee the enforceability, marketability, or price of any Security in the Portfolio or of the Units of the Portfolio. In the event that a market is not maintained for the Units of the Portfolio, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the current market value of the underlying Securities. If a Unitholder wishes to dispose of his Units, he should inquire of the Sponsor as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unitholders--Redemption" and "Sponsor."


    Distribution of Units. It is the Sponsor's intention to qualify Units of the Portfolio for sale in certain of the states and to effect a public distribution of the Units through the Sponsor and dealers. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.


    It is the Sponsor's intention to qualify Units of the Trust for sale through dealers who are members of the National Association of Securities Dealers, Inc. Units will initially be sold to dealers during the initial offering period at prices which represent a concession equal to the amount designated as follows:

If a firm distributes:       It will earn:
----------------------       -------------
Less than  $ 50,000              3.60%
$ 50,000 - $ 99,999              3.35%
$100,000 - $249,999              3.10%
$250,000 - $499,999              2.60%
$500,000 - $999,999              1.60%
$1,000,000 or more               1.00%


    These amounts are applied as a percent of the Unit price per transaction at the time of the transaction. The different distribution levels are also applied on a unit basis using a $10 Unit equivalent. For example, if a firm distributes between 10,000 and 24,999 Units, it earns 3.10% of the Unit price. The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers.


    Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unitholder or become entitled to exercise the rights of a Unitholder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Unitholder is the Public Offering Price in effect at the time his order is received. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.


    Broker-dealers of the Portfolio, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times


                                                           Investment Summary 20
the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may, from time to time, pursuant to objective criteria established by the Sponsor, pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Portfolio. Such payments are made by the Sponsor out of their own assets and not out of the assets of the Portfolio. These programs will not change the price Unitholders pay for their Units or the amount that the Portfolio will receive from the Units sold.


    Certain commercial banks are making Units of the Portfolio available to their customers on an agency basis. Further, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.


    Sponsor's Profits. As set forth under "Public Offering--Offering Price," the Sponsor will receive gross commissions equal to the specified percentages of the Public Offering Price of the Units of the Portfolio. The Sponsor also from time to time may pay, in addition to the amounts described under "Public Offering--Offering Price," an additional concession, in the form of cash or other compensation, to any dealer who underwrites or sells, during a specific period, minimum dollar amounts of the Units of the Portfolio. In no event will such additional concession paid by the Sponsor to the dealer exceed the difference between the sales charge and the dealers allowance in respect of Units sold by the dealers. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect.


    In addition, the Sponsor realizes a profit or sustains a loss, as the case may be, in the amount of any difference between the cost of the Securities to the Portfolio (which is based on the aggregate offering price of the Securities on the Date of Deposit) and the purchase price of such Securities to the Sponsor (which is the cost of such Securities at the time they were acquired for the account of the Portfolio). See "Summary of Essential Financial Information." In addition, the Sponsor may realize profits or sustain losses with respect to Securities deposited in the Portfolio which were acquired from the Sponsor or from one or more of the underwriting syndicates of which they were members. During the initial offering period, the Sponsor also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Securities and hence in the Public Offering Price received by the Sponsor for Units. Cash, if any, made available to the Sponsor prior to the settlement date for the purchase of Units of the Portfolio may be used in the Sponsor's businesses, subject to the limitations of the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.


    In maintaining a market for the Units of the Portfolio (see "Market for Units"), the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells or redeems


                                                           Investment Summary 21
such Units and to the extent it earns sales charges on resales.


                              Rights Of Unitholders


    Book-Entry Units. Ownership of Units of the Portfolio will not be evidenced by certificates. All evidence of ownership of the Units will be recorded in book-entry form either at Depository Trust Company ("DTC") through an investor's broker's account or through registration of the Units on the books of the Trustee. Units held through DTC will be registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Portfolio will be made in book-entry form through DTC or the Trustee. Ownership and transfer of Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants. Beneficial owners of Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request exactly as their names appear on the records of the Portfolio. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associates. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be acceptable by the Trustee.


    Distribution to Unitholders. Income will be distributed quarterly, as will distributions of proceeds of Securities disposed of; provided, however, that, other than for purposes of redemption, no distribution need be made from the Capital Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Capital Account exceeds $10.00 as of a Record Date, the Trustee shall, on the next succeeding Distribution Date, distribute the Unitholder's pro rata share of the balance of the Capital Account. Income and proceeds of Securities disposed of, if any, received by the Portfolio will be distributed on each Distribution Date to Unitholders of record of the Portfolio as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Essential Information," "Rights of Unitholders--Expenses and Charges" and "Rights of Unitholders--Redemption."


    The Trustee will credit to the Income Account for the Portfolio all income received by the Portfolio, including dividends, if any, received by the Portfolio. Other receipts of the Portfolio will be credited to the Capital Account for the Portfolio. The pro rata share of the Income Account of the Trust and the pro rata share of cash in the Capital Account represented by each Unit thereof will be computed by the Trustee as of each Record Date. See "Essential Information." Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in


                                                           Investment Summary 22
the Capital Account of the Portfolio and will not be distributed until the second succeeding Distribution Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.


    The Trustee will, as of the fifteenth day of each month, deduct from the Income Account and, to the extent funds are not sufficient therein, from the Capital Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "Rights of Unitholders--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Portfolio. Amounts so withdrawn shall not be considered a part of the Portfolio's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Income Account and the Capital Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unitholders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unitholders and are available for use by the Trustee pursuant to normal banking procedures.


    Expenses and Charges. Initial Expenses. Investors will bear all or a portion of the costs incurred in its organization -- including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission (the "SEC") and the states, the initial audit of the Trust's portfolio, legal expenses, payment of closing fees and any other out-of-pocket expenses. During the initial public offering period only, a pro rata portion of such organization costs will be charged upon the investor's purchase of Units.


    Fees. The Trustee's, Sponsor's supervisory and Sponsor's evaluation fees are set forth under "Fees and Expenses" in the Investment Summary. The Trustee's fee and the Sponsor's evaluation fee, which is earned for portfolio evaluation services, are based on the value of Securities on a monthly basis. The Sponsor's supervisory fee, which is earned for portfolio supervisory services, is based on the largest number of Units in the Trust at any time during such period. The Sponsor's supervisory fee and Sponsor's evaluation fee, which are not to exceed the maximum amount set forth under "Fees and Expenses" for the Portfolio, may exceed the actual costs of providing portfolio supervisory or evaluation services for the Portfolio, but at no time will the total amount the Sponsor receives for portfolio supervisory services or evaluation services rendered to all series of Claymore Securities Defined Portfolios in any calendar year exceed the aggregate cost to them of supplying such services in such year.


    The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under "Fees and Expenses" for the Portfolio; provided, however, that such fees may be adjusted as set forth under "Fees and Expenses." There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Portfolio's funds, see "Rights of Unitholders--Distribution to Unitholders." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders."


    The Trustee's fee and the Sponsor's fees are payable monthly, each from the Income Account to the extent funds are available and then from the


                                                           Investment Summary 23

Capital Account. These fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein. If the balances in the Capital and Income Accounts are insufficient to provide for amounts payable by the Portfolio, or amounts payable to the Trustee which are secured by its prior lien on the Portfolio, the Trustee is permitted to sell Securities to pay such amounts.


    The Sponsor will also receive a creation and development fee of $.045 per Unit (the "Creation and Development Fee") and will be payable from the assets of the Portfolio as of the close of the initial public offering period. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio, including the determination of the Portfolio's objectives and policies and portfolio composition and size, and selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts. Upon a repurchase, redemption or exchange of units before the close of the initial public offering period, the Creation and Development Fee will not be deducted from the proceeds.


    Other Charges. The following additional charges are or may be incurred by the Portfolio: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsor (so long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Portfolio and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Portfolio; and all taxes and other governmental charges imposed upon the Securities or any part of the Portfolio (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). To the extent lawful, the Portfolio shall bear the expenses associated with updating the Portfolio's registration statement and maintaining registration or qualification of the Units and/or the Portfolio under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. All direct distribution expenses of the Portfolio (including the costs of maintaining the secondary market for the trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to the Portfolio. Any payments received by the Sponsor reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Portfolio. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.


    Reports and Records. The Trustee shall furnish Unitholders of the Portfolio in connection with each distribution a statement of the amount of dividends, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time


                                                           Investment Summary 24
after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unitholder of record, a statement providing the following information: (1) as to the Income Account: dividends, interest and other cash received, deductions for payment of applicable taxes and for fees and expenses of the Portfolio, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Capital Account: the dates of disposition of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of replacement securities ("Replacement Securities"), to replace any Securities for which purchase contracts have failed ("Failed Securities"), redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Income Account and from the Capital Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.


    The Trustee shall keep available for inspection by Unitholders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unitholders of the Portfolio, certificates issued or held, a current list of Securities in the Portfolio and a copy of the Trust Agreement.


    Redemption. Tender of Units. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, on any day the New York Stock Exchange is open. At the present time, there are no specific transfer taxes related to the redemption of the Units (although gain on redemption may be subject to income taxation, see "Tax Status"). No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.


    The Trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. If your request is received after that time or is incomplete in any way, you will receive the next price computed after the Trustee receives your completed request. Rather than contacting the Trustee directly, your financial professional may also be able to redeem your Units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through DTC.


    Within three business days following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth under "Essential Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Portfolio, and such Units will be deemed to have been tendered to the Trustee on such day for


                                                           Investment Summary 25
redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Rights of Unitholders--Redemption--Purchase by the Sponsor of Units Tendered for Redemption."


    Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing unpaid dividends shall be withdrawn from the Income Account of the Portfolio to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for the Portfolio. See "Tax Status".


    Unitholders tendering units for redemption may request a Distribution in Kind from the Trustee in lieu of cash redemption. A Unitholder may request a Distribution in Kind of an amount and value of Securities per Unit equal to the redemption price per Unit as determined as of the Evaluation Time next following the tender, provided that the tendering Unitholder is (1) entitled to receive at least $25,000 of proceeds as part of his or her distribution or if he paid at least $25,000 to acquire the Units being tendered and (2) the Unitholder has elected to redeem at least thirty days prior to the termination of the Portfolio. If the Unitholder meets these requirements, a Distribution In Kind will be made by the Trustee through the distribution of each of the Securities of the Portfolio in book-entry form to the account of the Unitholder's bank or broker-dealer at DTC. The tendering Unitholder shall be entitled to receive whole shares of each of the Securities comprising the Portfolio and cash from the Capital Account equal to the fractional shares to which the tendering Unitholder is entitled. The Trustee shall make any adjustments necessary to reflect differences between the redemption price of the Units and the value of the Securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering Unitholder, the Trustee may sell Securities. The Distribution in Kind redemption option may be terminated by the Sponsor at any time.


    The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Portfolio will be reduced.


    The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.


                                                           Investment Summary 26

    Computation of Redemption Price per Unit. The Redemption Price per Unit (as well as the secondary market public offering price) will generally be determined on the basis of the last sale price of the Securities in the Portfolio. The Redemption Price per Unit is the pro rata share of each Unit in a Portfolio determined on the basis of (i) the cash on hand in the Portfolio or moneys in the process of being collected and (ii) the value of the Securities in the Portfolio less (a) amounts representing taxes or other governmental charges payable out of the Portfolio, (b) any amount owing to the Trustee for its advances and (c) the accrued expenses or remaining deferred sales fees of the Portfolio. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational and offering costs. The Evaluator may determine the value of the Securities in the Portfolio in the following manner: if the Security is listed on a national securities exchange or the Nasdaq Stock Market, the evaluation will generally be based on the last sale price on the exchange or Nasdaq (unless the Evaluator deems the price inappropriate as a basis for evaluation). If the Security is not so listed or, if so listed and the principal market for the Security is other than on the exchange or Nasdaq, the evaluation will generally be made by the Evaluator in good faith based on the last bid price on the over-the-counter market (unless the Evaluator deems such price inappropriate as a basis for evaluation) or, if a bid price is not available, (1) on the basis of the current bid price for comparable Securities, (2) by the Evaluator's appraising the value of the Securities in good faith at the bid side of the market or (3) by any combination thereof.


    Purchase by the Sponsor of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unitholder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Public Offering--Offering Price--Market for Units"). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units, provided that the Sponsor shall not receive for Units purchased as set forth above a higher price than they paid.


    The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering--Offering Price"). Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering--Sponsor's Profits").


    Portfolio Supervision. As a general rule, the only purchases and sales that will be made with respect to the Trust's portfolio will be those necessary to maintain, to the extent feasible, a portfolio which reflects the current components of the Index, taking into consideration redemptions, sales of additional Units and the other adjustments referred to elsewhere in this Prospectus. Such purchases and sales will be made in accordance with the computer program utilized to maintain the Portfolio, the Trust Agreement and procedures to be specified by the Sponsor. The Sponsor may direct the Trustee to dispose of Securities and either to acquire other securities through the use of the proceeds of such disposition in order to make changes in the Portfolio or to distribute the proceeds of such disposition to Unitholders (i) as necessary to reflect any additions to or deletions from the Index, (ii) as may be necessary to establish a closer correlation between the Portfolio and the Index or (iii) as may be required


                                                           Investment Summary 27
for purposes of distributing to Unitholders, when required, their pro rata share of any net realized capital gains or (iv) as the Sponsor may otherwise determine. The Sponsor may direct the Trustee to acquire round lots of shares of the Securities rather than odd lot amounts. Any funds not used to round lots will be held for future purchases of shares, for redemptions of Units or distributions to Unitholders. In the event the Trustee receives any securities or other properties relating to the Securities (other than normal dividends) acquired in exchange for Securities such as those acquired in connection with a reorganization, recapitalization, merger or other transaction, the Trustee is directed to sell such securities or other property and reinvest the proceeds in shares of Security for which such securities or other property relates, or if such Security is thereafter removed from the Index, in any new security which is added as a component of such Index.


    In addition, the Trustee may dispose of certain Securities and take such further action as may be needed from time to time to ensure that the Portfolio continues to satisfy the qualifications of a regulated investment company, including the requirements with respect to diversification under Section 851 of the Internal Revenue Code, and as may be needed from time to time to avoid the imposition of any excise tax on the Portfolio as a regulated investment company.


    Proceeds from the sale of Securities (or any Securities or other property received by the Portfolio in exchange for Securities) are credited to the Capital Account of the Portfolio for distribution to Unitholders or to meet redemptions. Except for failed securities and as provided for in this Prospectus or in the Trust Agreement, the acquisition by the Portfolio of any securities other than the portfolio Securities is prohibited. The Trustee may sell Securities from the Portfolio for the purpose of redeeming Units tendered for redemption and the payment of expenses.


                                   Tax Status


    The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units by U.S. citizens and residents and corporations organized in the United States. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of the Internal Revenue Code of 1986 (the "Code"), and does not address the tax consequences of Units held by dealers, financial institutions, insurance companies, tax-exempt entities or anyone who holds Units as part of a hedge or straddle.


    The Portfolio intends to qualify annually as a regulated investment company under the Code. To qualify as a regulated investment company, the Portfolio must distribute to its Unitholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements. By meeting these requirements, the Portfolio generally will not be subject to federal income tax on investment company taxable income, and on net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Portfolio as capital gain dividends, distributed to Unitholders. The Portfolio can also avoid an annual 4% excise tax if it distributes substantially all of its ordinary income and short and long-term capital gain each year.


    If for any taxable year the Portfolio did not qualify as a regulated investment company, all of its taxable income would be subject to tax at a regular corporate rates without any deduction for distributions to Unitholders, and any distributions


                                                           Investment Summary 28
would be taxable to the Unitholders as ordinary dividends to the extent of the Portfolio's current or accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Unitholders.


    The Portfolio's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. Distributions of net ordinary income and net short-terms capital gains are taxable to Unitholders as ordinary income. Distributions to Unitholders that are treated as ordinary income will constitute dividends for federal income tax purposes. Corporate Unitholders are generally entitled to the dividends-received deduction to the extent that the Trust's income is derived from qualifying dividends from domestic corporations. Unitholders should consult their tax adviser regarding specific questions about the dividends-received deduction.


    Net capital gains of the Portfolio (net long-term capital gain over net short-term capital loss) realized and distributed by the Portfolio and designated as capital gains dividends are taxable to Unitholders as long-term capital gains, without regard to the length of time the Unitholder may have held his or her Units in the Portfolio. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above. In determining the amount of capital gains to be distributed, any capital loss carry over from a prior year will be taken into account in determining the amount of net long-term capital gain.


    Distributions are taxable to investors whether received in cash or reinvested in additional Units of the Portfolio. Unitholders receiving a distribution in the form of additional Units will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional Units are purchased in the open market), or the net asset value of the Units received, determined as of the reinvestment date. Unitholders electing to receive distributions in the form of additional Units will have a cost basis for federal income tax purposes in each Unit so received equal to the value of a Unit on the reinvestment date.


    Upon the taxable disposition (including a sale or redemption) of Units of the Portfolio, a Unitholder may realize a gain or loss depending upon its basis in the Units. Such gain or loss will be treated as capital gain or loss if the Units are capital assets in the Unitholder's hands, and will be long-term or short-term, generally depending upon Unitholder's holding period for the Units. Non-corporate Unitholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of Units held for more than 12 months (10% if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). However, a loss realized by a Unitholder on the disposition of Units with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the Unitholders for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the Units disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the Units are disposed of. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately).


    The Portfolio is generally required, subject to certain exemptions, to withhold at a rate of 30.0% as


                                                           Investment Summary 29
backup withholding (subject to future scheduled rate reductions under recent legislation) from dividends paid or credited to Unitholders and from the proceeds from the redemption of Portfolio Units if a correct taxpayer identification number, certified when required, is not on file with the Portfolio, or if the Portfolio or the Unitholder has been notified by the Internal Revenue Service that the shareholder is subject to these backup withholding rates. Corporate Unitholders are not subject to this requirement.


    If the Portfolio invests in securities of foreign issuers, it may be subject to withholding and other similar income taxes imposed by a foreign country. Dividends and distributions may also be subject to state and local taxes.


    Investors should carefully consider the tax implications of buying Units prior to a distribution by the Portfolio. The price of Units purchased at that time includes the amount of the forthcoming distributions. Distributions by the Portfolio reduce the net asset value of the Portfolio's Units, and if a distribution reduces the net asset value below a Unitholder's costs basis, such distribution, nevertheless, would be taxable to the Unitholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital.


    Each Unitholder who is not a U.S. person should consult their tax advisor regarding the U.S. and foreign tax consequences of ownership of Portfolio Units, including the possibility that such a Unitholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person.


    The Portfolio may be subject to state or local tax in jurisdictions in which the Portfolio is organized or may be deemed to be doing business.


                                      * * *


    After the end of each fiscal year for the Portfolio, the Trustee will furnish to such Unitholder a statement containing information relating to the dividends received by such Portfolio, the gross proceeds received by such Portfolio from the disposition of any Security (resulting from redemption or the sale by such Portfolio of any Security), and the fees and expenses paid by such Portfolio. The Trustee will also furnish an information return to each Unitholder and to the Internal Revenue Service.


                                Retirement Plans


    Units of the Portfolio may be suitable for purchase by Individual Retirement Accounts ("IRAs"), Keogh plans, pension funds and other qualified retirement plans. Generally, capital gains and income distributions received by each of the foregoing plans are exempt from federal taxation. All distributions from such plans (other than from certain IRAs known as "Roth IRAs") are generally treated as ordinary income but may be eligible for tax-deferred rollover treatment and, in very limited cases, special 10 year averaging. Unitholders of units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions from the Portfolio. Investors considering investment in the Portfolio through any such plan should review specific laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.


    Before investing in the Portfolio, the Trustee, investment manager or other responsible fiduciary of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is consistent with


                                                           Investment Summary 30
the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including whether the investment is prudent taking into account the needs of the plan and all of the facts and circumstances of the investment in the Portfolio;
(b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the Portfolio are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."


                                     Sponsor


    The Sponsor. Claymore Securities, Inc., the Sponsor, is an investment banking firm created in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts and serves as the financial adviser and as an underwriter for Kansas municipalities. The Sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.


    If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.


    The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Portfolio.


    Limitations on Liability. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Securities, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.


    Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Securities in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.


    It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto


                                                           Investment Summary 31
as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

    Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph and regarding the substitution of Replacement Securities for Failed Securities, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.


    The Sponsor may direct the Trustee to dispose of Securities upon default in the payment of dividends, institution of certain legal proceedings or the existence of certain other impediments to the payment of Securities, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Securities, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Securities in the Portfolio would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Capital Account for distribution to the Unitholders.


    Resignation. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Portfolio.


                                     Trustee


    The Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.


    The Trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every Unitholder of a trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in the Portfolio. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.


                                                           Investment Summary 32

    Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Portfolio created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.


    The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor, upon receiving notice of such resignation, is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.


    Limitations on Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Portfolio which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Trust Portfolio"


    Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor--Responsibility" and "Sponsor--Resignation."


    Resignation. By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event, the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or if the Sponsor deems it to be in the best interest of the Unitholders, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


                                    Evaluator


    Evaluator. Claymore Securities, Inc., the Sponsor, also serves as Evaluator.


    Limitations on Liability. The Trustee and the Sponsor may rely on any evaluation furnished by the


                                                           Investment Summary 33

Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgement. But this provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.


    Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their market value, see "Public Offering--Offering Price."


    Resignation. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                            Amendment and Termination
                             of the Trust Agreement


    The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unitholders; and the Sponsor and the Trustee may amend the Trust Agreement with the consent of the holders of Units representing 66 2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in the Portfolio of any Unitholder without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unitholders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Portfolio, except in accordance with the provisions of each Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

    The Portfolio shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify the Sponsor when the value of the Portfolio as shown by any evaluation is less than 20% of the value of the Portfolio as of the close of the initial offering period hereof, whichever is lower, at which time the Portfolio may be terminated. The Portfolio may also be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice to the Sponsor and the holders at least 33 1/3% of the Units may instruct the Trustee not to terminate the Portfolio. In no event, however, may the Portfolio continue beyond the Termination Date set forth under "Essential Information"; provided, however, that prior to such date, the Trustee shall not dispose of any Securities if the retention of such Securities, until due, shall be deemed to be in the best interest of the


                                                           Investment Summary 34

Unitholders. In the event of termination, written notice thereof will be sent by the Trustee to all Unitholders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by the Portfolio, will distribute to each Unitholder, upon surrender of his Units, his pro rata share of the balances remaining in the Income and Capital Accounts of such Portfolio.


                                     Experts


    Legal Matters. Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, acts as counsel for the Sponsor and has given an opinion that the Units are validly issued.


    Independent Auditors. The statement of financial condition, including the trust portfolio, appearing herein have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein and is included in reliance on such report given on their authority as experts in accounting and auditing.


                                                           Investment Summary 35

Contents
                                         Investment Summary
-------------------------------------------------------------
A concise                2  Investment Objective
description of           2 Investment Strategy
essential                2 Principal Risks
information about        2 Public Offering Price
the portfolio            3 Market for Units
                         3 Who Should Invest
                         3 Essential Information
                         4 Fees and Expenses
                         5 The Trust Portfolio
                         7 Report of Independent Auditors
                         8 Statement of Financial Condition

                              Understanding Your Investment
-------------------------------------------------------------
Detailed information     9  The Trusts
to help you             10  The S&P 100 Index
understand              12  S&P 100 Index Licensing
your investment               Agreement
                        13  Risk Factors
                        17  Public Offering
                        22  Rights of Unitholders
                        28  Tax Status
                        30  Retirement Plans
                        31  Sponsor
                        32  Trustee
                        33  Evaluator
                        34  Amendment and Termination
                              of the Trust Agreement
                        35  Experts

Where to Learn More
-------------------------------------------------------------
You can contact us for   Visit us on the Internet
free information about     http:/www.claymoresecurities.com
this and other           By e-mail
investments.               invest@claymoresecurities.com
                         Call Claymore
                           (800) 345-7999
                           Pricing Line (888) 248-4954
                         Call The Bank of New York
                           (800) 701-8178 (investors)
                           (800) 647-3383 (brokers)

Additional Information
-------------------------------------------------------------
This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

    E-mail:    publicinfo@sec.gov
    Write:     Public Reference Section
               Washington, D.C. 20549-0102
    Visit:     http://www.sec.gov (EDGAR Database)
    Call:      1-202-942-8090 (only for information
               on the operation of the Public
               Reference Section)

Refer to:
      Claymore Securities Defined Portfolios, Series 122
      Securities Act file number: 333-85472 Investment Company
      Act file number: 811-3763



                        ==============

                           Claymore
                          Securities
                           Defined
                          Portfolios


                        ==============


                  CLAYMORE SECURITIES DEFINED
                    PORTFOLIOS, SERIES 122

                S&P LargeCap 100 Index Defined
                      Portfolio, Series 9





                   PROSPECTUS APRIL 11, 2002